EXHIBIT 10.3

                         REGISTRATION RIGHTS AGREEMENT

                    THIS REGISTRATION RIGHTS AGREEMENT, dated as of February 2, 1999 (this "Agreement"), is made by and among AMERICAN ELECTROMEDICS CORP., a Delaware corporation, with headquarters located at 13 Columbia Drive, Suite 5, Amherst, New Hampshire 03031 (the "Company"), and the purchasers listed on Exhibit A attached hereto (each, a "Purchaser," and collectively, the "Purchasers").

                                 W I T N E S S E T H:

                    WHEREAS, pursuant to a Securities Purchase Agreement, dated as of February 2, 1999, among the Purchasers and the Company (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Purchasers up to 2,000 shares of its Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), at an aggregate purchase price of $2,000,000, which Series B Preferred Stock is convertible into shares of Common Stock, $.10 par value per share (the "Common Stock"), of the Company, together with warrants to purchase 25,000 shares of Common Stock (the "Warrants");

                    WHEREAS, pursuant to the terms of the Certificate of Designations (as defined in the Securities Purchase Agreement) and the Warrants, upon the conversion of the Series B Preferred Stock and upon exercise of the Warrants, the Company will issue to the Purchasers shares of Common Stock (such shares are referred to herein as the "Shares"); and

                    WHEREAS, to induce the Purchasers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws.

                    NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agrees as follows:

               1.   Definitions.  As used in this Agreement, the following
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          terms shall have the following meanings:

                         (i) "Holders" means Purchasers whose Registrable Securities are included in a Registration Statement filed pursuant to this Agreement.

                         (ii) "Purchaser" means the Purchasers identified on Exhibit A hereto, or any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                         (iii)     "Register," "Registered," and
          "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "Commission").

                         (iv) "Registrable Securities" means the Shares.

                         (v) "Registration Statement" means a registration statement of the Company under the Securities Act.

                    Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement.

               2.   Registration.
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                    2.01 Mandatory Registration.  By no later than the
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          later of (i) thirty (30) days after the Closing Date and (ii)
          thirty (30) days after the date the Company's Registration Statement on Form SB-2 (File No. 333-58937) becomes effective (the "Required Filing Date"), the Company shall file with the Commission a Registration Statement on Form SB-2, or any other applicable form which the Company is eligible to use to register its securities, covering at least two (2) times the sum of: (i) the number of Shares that are issuable upon conversion of the Series B Preferred Stock on the date of filing, without regard to any limitation on any holder's ability to convert the Series B Preferred Stock, and (ii) the 25,000 Shares issuable upon exercise of the Warrants, or to prevent dilution resulting from stock splits or stock dividends. The Company shall use its best efforts to cause such Registration Statement to become effective within ninety (90) days of the Required Filing Date (or, if the Commission elects to conduct a review of such Registration Statement, one hundred and twenty (120) days of the Required Filing Date) but not later than five (5) business days after the Commission indicates there are no additional comments to the Registration Statement (such later date being the "Unrestricted Date"). If the Registration Statement is not declared effective by the Commission by the Unrestricted Date, the Company shall pay the Holders for each full thirty (30) day period following such date during which the Registration Statement remains ineffective, liquidated damages in the amount of two percent (2%) of the face amount of the Series B Preferred Stock, provided, however, that in no event shall the total amount of liquidated damages paid by the Company to the Purchasers exceed one hundred thousand dollars ($100,000). No payment shall be due for any portion of any such period which is less than a full thirty (30) days. All such payments shall be made, at the Company's election, in cash or shares of its Common Stock at Closing Bid Price calculated in accordance with Section 1(c) of the Certificate of Designation within ten (10) days of the date the Company receives from a Holder a written request for such payment. The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which the Registrable Securities (in the opinion of counsel to the Purchasers) may be immediately sold without restriction (including without limitation as to volume by each holder thereof) without registration under the Securities Act (the "Registration Period"). The Company shall not include in any Registration Statement filed under this Agreement securities to be offered and sold by the Company or any holders other than the Purchasers without the prior consent of the Purchasers holding a majority in interest of the Registrable Securities.

                    2.02 Eligibility for Form SB-2.  The Company represents
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          and warrants that it meets all of the requirements for the use of
          Form SB-2 for the Registration of the sale by the Purchasers and any transferee who purchases the Registrable Securities, and the Company shall file all reports required to be filed by the Company with the Commission in a timely manner, and shall take such other actions as may be necessary to maintain such eligibility for the use of Form SB-2.

               3.   Obligations of the Company.  In connection with the
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          registration of the Registrable Securities, the Company shall do each of the following:

                    3.01 Filing.  Prepare promptly, and file with the
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          Commission by the Required Filing Date, a Registration Statement
          with respect to not less than the number of Registrable Securities provided in Section 2.01 above, and thereafter use its reasonable best efforts to cause the Registration Statement relating to Registrable Securities to become effective by the Unrestricted Date and keep the Registration Statement effective at all times until the earliest (the "Registration Period") of
          (i) the date that is two (2) years after the Closing Date, (ii) the date when the Holders may sell all Registrable Securities under Rule 144 or (iii) the date the Purchasers no longer own any of the Registrable Securities.

                    3.02 Amendments.  Prepare and file with the Commission
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          such amendments (including post-effective amendments) and
          supplements to the Registration Statement and the prospectus (the "Prospectus") used in connection with the Registration Statement as may be necessary to keep the registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as the Company has no further obligation under Section 3.01 hereof to cause the Registration Statement to remain effective.

                    3.03 Purchasers' Counsel.  The Company shall permit a
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          single firm of counsel designated by the Purchasers to review the
          Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than three (3) business days) prior to their filing with the Commission, and not file any document in a form to which such counsel reasonably objects.

                    3.04 Notification.  Notify the Holders of Registrable
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          Securities to be sold, their counsel and any managing
          underwriters immediately (and, in the case of (i)(A) below, not less than five (5) days prior to such filing) and (if request by any such Person) confirm such notice in writing no later than one
          (1) business day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the Commission notifies the Company whether there will be a review of such Registration Statement; (C) whenever the Company receives (or representatives of the Company receive on its behalf) any oral or written comments from the Commission respect of a Registration Statement (copies or, in the case of oral comments, summaries of such comments shall be promptly furnished by the Company to the Holders); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose;
          (iv) if at any time any of the representations or warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and
          (vi) of the occurrence of any event that to the best knowledge of the Company makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, the Company shall furnish the Holders with copies of all intended written responses to the comments contemplated in clause (C) of this Section 3.04 not later than one (1) business day in advance of the filing of such responses with the Commission so that the Holders shall have the opportunity to comment thereon.

                    3.05 Furnish Copies.  Furnish to each Holder and its
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          legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one (1) copy of the Registration Statement, each preliminary Prospectus and Prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a Prospectus, and all amendments and supplements thereto and such other documents, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder.

                    3.06 Future Amendments.  As promptly as practicable
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          after becoming aware of such event, notify each Holder of the happening of any event of which the Company has knowledge, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the Commission to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

                    3.07 Stop Orders.  As promptly as practicable after
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          becoming aware of such event, notify each Holder who holds
          Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time.

                    3.08 Suspend Sales.  Notwithstanding the foregoing, if
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          at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Holders in writing of the existence of a potential material event, the Holders shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a potential material event until such Holder receives written notice from the Company that such potential material event either has been disclosed to the public or no longer constitutes a potential material event; provided, however,
                                                         --------  -------
          that the Company may not so suspend the right to such Holders of Registrable Securities for more than two twenty (20) day periods in the aggregate during any 12-month period (Suspension Period) with at least a ten (10) business day interval between such periods, during the Registration Period.

                    3.09 Transfer Agent.  Provide a transfer agent and
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          registrar, which may be a single entity, for the Registrable
          Securities not later than the effective date of the Registration Statement.

               4.   Obligations of the Purchasers.  In connection with the
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          registration of the Registrable Securities, the Purchasers shall have the following obligations:

                    4.01 Take Actions.  Take all other reasonable actions
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          necessary to expedite and facilitate the disposition by the
          Purchasers of the Registrable Securities pursuant to the Registration Statement.

                    4.02 Furnish Information.  It shall be a condition
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          precedent to the obligations of the Company to complete the registration pursuant to this Agreement of the Registrable Securities of each Purchaser that such Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities, and such Purchaser shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify such Purchaser of the information the Company requires from such Purchaser (the "Requested Information") if such Purchaser elects to have any of its Registrable Securities included in the Registration Statement. If, at least two (2) business days prior to the filing date, the Company has not received the Requested Information from a Purchaser, then the Company may file the Registration Statement without including the Registrable Securities of such Purchaser.

                    4.03 Cooperation.  The Purchaser, by such Purchaser's
                         -----------
          acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Purchaser has notified the Company in writing of such Purchaser's election to exclude all of such Purchaser's Registrable Securities from such Registration Statement.

                    4.04 Suspend Sales.  Each Purchaser agrees that, upon
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          receipt of any notice from the Company of the happening of any event of the kind described in Section 3.06 or 3.08 hereof, such Purchaser will immediately discontinue disposition of its Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such copies of the supplemented or amended Prospectus contemplated by Section 3.06 or 3.08 hereof shall be furnished to such Purchaser.

                    4.05 Underwritten Offering.  If the offering covered by
                         ---------------------
          the Registration Statement to be underwritten, at the request of the managing underwriters, each Purchaser or his permitted assignee holding more than one percent (1%) of the Company's voting securities shall agree not to sell or otherwise transfer or dispose of any Registrable Securities of the Company held by such Purchaser (other than those included in the Registration Statement) for a period specified by the underwriters not to exceed ninety (90) days following the effective date of the Registration Statement, provided that all officers and directors of the Company enter into similar agreements.

               5.   Expenses of Registration.  All expenses, other than
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          underwriting discounts and commissions and other fees and
          expenses of investment bankers and other than brokerage commissions and counsel of the Holders (to the extent such fees exceed the amount to be paid by the Company), incurred in connection with the registration, filings or qualifications pursuant to Section 3 hereof but including, without limitation, all registration, listing, and qualifications fees, printing and accounting fees, the fees and disbursements of counsel and auditors for the Company, and the fees of counsel to the Holders not in excess of $2,500, shall be borne by the Company.

               6.   Indemnification.  In the event any Registrable
                    ---------------
          Securities are included in a Registration Statement under this
          Agreement:


                    6.01 By the Company.  To the extent permitted by law,
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          the Company will indemnify and hold harmless each Purchaser who holds such Registrable Securities, the directors, if any, of such Purchaser, the officers, if any, of such Purchaser, each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus if used prior to the effective date of such Registration Statement, or contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission or alleged omission to state therein any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state or foreign securities law or any rule or regulation under the Securities Act, the Exchange Act or any state or foreign securities law (the matters in foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall, subject to the provisions of
          Section 6.02 hereof, reimburse each Purchaser or Holder if other than a Purchaser, promptly as such expenses are incurred and are due and payable, for any reasonable legal and other costs, expenses and disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise, including without limitation, the reasonable costs, expenses and disbursements, as and when incurred, of investigating, preparing or defending any such action, suit, proceeding or investigation (whether or not in connection with litigation in which such Purchaser is a party), incurred by it in connection with the investigation or defense of any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.01 shall not (i) apply to any Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof supplement thereto, and the Purchaser or Holder if other than a Purchaser, furnishing such information shall indemnify and hold harmless the Company against any such Claims; (ii) with respect to any preliminary Prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary Prospectus was corrected in the final Prospectus, as then amended or supplemented, if such final Prospectus was timely made available by the Company pursuant to Section 3.02 hereof, and the Purchaser or Holder if other than a Purchaser, failing to make such delivery shall indemnify and hold harmless the Company against any such claim; (iii) be available to the extent that such Claim is based upon a failure of the Purchaser or Holder if other than a Purchaser, to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3.02 hereof and the Purchaser or Holder if other than a Purchaser, failing to make such delivery shall indemnify and hold harmless the Company against any such claim; or (iv) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Purchaser pursuant to
          Section 9.

                    6.02 By the Purchaser.  Each Purchaser will indemnify
                         ----------------
          the Company and its officers and directors against any Claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Purchaser, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions are applicable to the Indemnification provided by the Company to this Section 6.

                    6.03 Notice of Claim.  Promptly after receipt by an
                         ---------------
          Indemnified Person under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person, provided, however, that an Indemnified Person
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          shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Holders, and such legal counsel shall be selected by the Holders holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to an indemnifying party within a reasonable time after the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                    6.04 No Consent.  No indemnifying party, in the defense
                         ----------
          of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of an unconditional and irrevocable release from all liability in respect of such claim or litigation.

                    6.05 Underwriting Agreement.  Notwithstanding the
                         ----------------------
          foregoing, to the extent that any provisions relating to indemnification or contribution contained in the underwriting agreements entered into among the Company, the underwriters and any Holders in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in such underwriting agreements shall be controlling as to the Registrable Securities included in the public offering.

               7.   Contribution.  To the extent any indemnification under
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          Section 6 hereof by an indemnifying party is prohibited or limited under applicable law, the indemnifying party agrees to contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Person on the other hand in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the Indemnified Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the Indemnified Person, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the forgoing, (a) no contribution shall be made under circumstances where the payor would not have been liable for indemnification under the fault standards set forth in
          Section 6 hereof, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of
          Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and
          (c) contribution by any seller of Registrable Securities shall be limited in amount to the net proceeds received by such seller from the sale of such Registrable Securities. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro
                                                                     ---
          rata allocation (even if the Holders and any underwriters were
          ----
          treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section.

               8.   Reports Under Exchange Act.  With a view to making
                    --------------------------
          available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Purchasers to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                    (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                    (b) file with the Commission all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                    (c) furnish to each Purchaser, so long as such Purchaser owns Registrable Securities, promptly upon request,
          (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or periodic report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Purchasers to sell such securities pursuant to Rule 144 without registration.

               9.   Assignment of the Registration Rights.  The rights to
                    -------------------------------------
          have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by each Purchaser to any transferee of all or any portion of the Series B Preferred Stock, Warrants or Registrable Securities held by such Purchaser if: (a) such Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of
          (i) the name and address of such transferee or assignee and
          (ii) the Securities with respect to which such registration rights are being transferred or assigned; (c) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (d) the transfer of the relevant Securities complies with the restrictions set forth in Section 4 of the Securities Purchase Agreement. In the event of any delay in filing the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay.

               10.  Amendment of Registration Rights.  Any provision of
                    --------------------------------
          this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchasers who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Purchaser and the Company.

               11.  Miscellaneous.
                    -------------

                    11.01     Deemed Holder.  A person or entity is deemed
                              -------------
          to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities.

                    11.02     Notices.  Any notice required or permitted
                              -------
          hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten (10) days advance written notice to each of the other parties hereto.

          COMPANY:          AMERICAN ELECTROMEDICS CORP.
                            13 Columbia Drive, Suite 5
                            Amherst, New Hampshire  03031
                            ATT:  Michael T. Pieniazek, President
                            Tel:  (603) 880-6300
                            Fax:  (603) 880-6390

                            WITH COPIES TO:

                            THELEN REID & PRIEST LLP
                            40 West 57th Street
                            New York, New York 10019
                            ATT: Bruce A. Rich, Esq.
                            Tel: 212-603-6780
                            Fax: 212-603-2001

          PURCHASERS:       At the addresses set forth on the signature
                            page of this Agreement, as such addresses may be updated from time to time by each of the Purchasers.

                            WITH COPIES TO:

                            KRIEGER & PRAGER, ESQS.
                            319 Fifth Avenue
                            New York, New York 10016
                            Tel: 212-689-3322
                            Fax: 212-213-2077

                    11.03     No Waiver.  Failure of any party to exercise
                              ---------
          any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                    11.04     Governing Law.  This Agreement shall be
                              -------------
          governed by and interpreted in accordance with the laws of the State of Delaware. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Wilmington or the state courts of the State of Delaware sitting in the City of Wilmington in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

                    11.05     Validity.  If any provision of this Agreement
                              --------

          shall be invalid, illegal or unenforceable in any jurisdiction, such validity, legality or unenforceability shall not affect the validity, legality or enforceability of the remainder of this Agreement or the validity, legality or enforceability of this Agreement in any other jurisdiction.

                    11.06     Entire Agreement.  This Agreement constitutes
                              ----------------
          the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth, or referred to herein and in the other Primary Documents. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                    11.07     Benefit.  Subject to the requirements of
                              -------
          Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                    11.08     Construction.  All pronouns and any
                              ------------
          variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                    11.09     Damages.  No party to this Agreement shall be
                              -------
          liable to any other for any consequential damages as a result of any failure or delay in the performance of its obligations hereunder.

                    11.10     Counterparts.  This Agreement may be executed
                              ------------
          in counterparts, any one of which need not contain the signature of more than one party, and all of which together shall for all purposes constitute one and the same agreement.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed.


                                             AMERICAN ELECTROMEDICS CORP.



                                             By:
                                                  ------------------------
                                                  Michael T. Pieniazek
                                                  President



                                             "PURCHASERS"


                                             ____________________________


                                             ____________________________


                                             ____________________________


                                             ____________________________